Supplement to the

Fidelity® Environmental Bond Fund

Class A, Class M, Class C, Class I, and Class Z

October 30, 2023

Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.35%	0.35%	0.35%	0.35%	0.35%

Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None

Other expenses	0.11%	0.09%	0.08%	0.23%	0.05%

Total annual operating expenses	0.71%	0.69%	1.43%	0.58%	0.40%

Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.13%A	0.04%A

Total annual operating expenses after fee waiver and/or expense reimbursement	0.71%	0.69%	1.43%	0.45%	0.36%

A Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class I and Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 0.45% and 0.36% (the Expense Caps). If at any time during the current fiscal year expenses for Class I and Class Z of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through December 31, 2025. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

	Class A		Class M		Class C		Class I		Class Z

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares

1 year	$ 470	$ 470	$ 468	$ 468	$ 246	$ 146	$ 46	$ 46	$ 37	$ 37

3 years	$ 618	$ 618	$ 612	$ 612	$ 452	$ 452	$ 161	$ 161	$ 119	$ 119

5 years	$ 779	$ 779	$ 769	$ 769	$ 782	$ 782	$ 300	$ 300	$ 215	$ 215

10 years	$ 1,247	$ 1,247	$ 1,224	$ 1,224	$ 1,517	$ 1,517	$ 702	$ 702	$ 496	$ 496

AENB-SUSTK-0324-100 1.9911676.100	March 1, 2024